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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 5, 2002
                                                         ----------------

                          HomeSeekers.com, Incorporated
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Nevada                    0-23835              87-0397464
              ------                    -------              ----------
   (State or Other Jurisdiction       (Commission           (IRS Employer
         of Incorporation)           File Number)        Identification No.)

             2800 Saturn Street, Suite 200, Brea, California  92821
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          (Address of Principal Executive Offices, including Zip Code)

                                 (714) 993-4295
                                 --------------
              (Registrant's telephone number, including area code)

                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Changes in Registrant's Certifying Accountant

                  The Registrant engaged Corbin & Wertz as its new independent accountants as of February 12, 2002. During the two most recent fiscal years and through February 12, 2002, the Registrant has not consulted with Corbin & Wertz on items regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion which might be rendered on the Registrant's financial statements.

Item 8.  Change in Fiscal Year

                  On February 5, 2002, the Board of Directors of HomeSeekers.com, Inc. amended the Registrant's Amended and Restated Bylaws to adopt a calendar fiscal year such that the last day of the Registrant's fiscal year will be December 31. The amendment is in full force and effect for the fiscal year ended December 31, 2001. Accordingly, the Registrant will file a report on Form 10-K for the six-month transition period ended December 31, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned as duly authorized.

Dated:   February 12, 2002
                                     HomeSeekers.com, Incorporated

                                     By: /s/ Steven M. Crane
                                        --------------------
                                             Steven M. Crane
                                             Chief Operating Officer